EXHIBIT 99.1

January 20, 2009

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

Re:	Ascend Acquisition Corp.
Commission File # 000-51840

Commissioners:

We have read the statements made by Ascend Acquisition Corp., which we understand will be filed with the Securities and Exchange Commission, pursuant to Item 4.01 of Form 8-K, as part of the Form 8-K of Ascend Acquisition Corp. dated January  20, 2009.  We agree with the statements concerning our Firm in such Form 8-K.

Sincerely,

 GBH CPAs, PC
 www.gbhcpas.com
24 E. Greenway Plaza, Suite 1875
Houston, Texas  77046
Phone:  713-629-8300
Fax:  713-629-8325